UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): November 6, 2008


                          LEUCADIA NATIONAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    NEW YORK
                 (State or Other Jurisdiction of Incorporation)

                   1-5721                       13-2615557
           (Commission File Number)    (IRS Employer Identification No.)

      315 PARK AVENUE SOUTH, NEW YORK, NEW YORK           10010
       (Address of Principal Executive Offices)         (Zip Code)

                                  212-460-1900
              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

The  information  set forth in the press  release  issued by  Leucadia  National
Corporation  on  November  6,  2008,   attached   hereto  as  Exhibit  99.1,  is
incorporated herein by reference.

Item 9.01(c).  Exhibits.

Exhibit No.       Description

99.1              Press Release issued by Leucadia National Corporation on
                  November 6, 2008

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 6, 2008



                                          LEUCADIA NATIONAL CORPORATION




                                          By:      /s/ Joseph A. Orlando
                                                   -------------------------
                                          Name:    Joseph A. Orlando
                                          Title:   Vice President and Chief
                                                   Financial Officer

                                  EXHIBIT INDEX


Exhibit No.                Exhibit
-----------                -------

99.1                       Press Release, dated November 6, 2008